11 141 185 116 182 144 Exhibit 99.1 0 181 239 215 220 225 30 40 89 87 186 73 16 125 224 150 155 160 Investor Presentation March 2020 \\Firmwide.corp.gs.com\ibdroot\projects\IBD-NY\coltan2020\650015_1\Graphics\Photoshop\Fonterra PPT Template\Fonterra PPT Template A.psd 11 141 185 116 182 144 Exhibit 99.1 0 181 239 215 220 225 30 40 89 87 186 73 16 125 224 150 155 160 Investor Presentation March 2020 \\Firmwide.corp.gs.com\ibdroot\projects\IBD-NY\coltan2020\650015_1\Graphics\Photoshop\Fonterra PPT Template\Fonterra PPT Template A.psd

DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as anticipate , believe , expect , estimate , plan , outlook , and project and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward- looking statements are based on historical information available at the time the statements are made and are based on management's reasonable belief or expectations with respect to future events, and are subject to risks and uncertainties, many of which are beyond the Company's control, that could cause actual performance or results to differ materially from the belief or expectations expressed in or suggested by the forward-looking statements. Forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to update any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law. Investors are referred to the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, as updated by any quarterly reporting on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. Industry Data We use market data and industry forecasts throughout this presentation, including from the Census Bureau, Congressional Budget Office, US Department of Transportation and American Society of Civil Engineers. Unless otherwise indicated, statements in this presentation concerning our industries and the markets in which we operate, including our general expectations, competitive position, business opportunity and market size, growth and share, are based on publicly available information, periodic industry publications and surveys, government surveys and reports, and reports by market research firms. We have not independently verified market data and industry forecasts provided by any of these third-party sources, although we believe such market data and industry forecasts included in this presentation are reliable. This information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in surveys of market size. Management estimates are derived from the information and data referred to above, as well as our internal research, calculations and assumptions made by us based on our analysis of such information and data and our knowledge of our industries and markets, which we believe to be reasonable, although they have not been independently verified. While we believe that the market position information included in this presentation is generally reliable, such information is inherently imprecise. Assumptions, expectations and estimates of our future performance and the future performance of the industries and markets in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in our filings with the Securities and Exchange Commission. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. 1 DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as anticipate , believe , expect , estimate , plan , outlook , and project and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward- looking statements are based on historical information available at the time the statements are made and are based on management's reasonable belief or expectations with respect to future events, and are subject to risks and uncertainties, many of which are beyond the Company's control, that could cause actual performance or results to differ materially from the belief or expectations expressed in or suggested by the forward-looking statements. Forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to update any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law. Investors are referred to the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, as updated by any quarterly reporting on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. Industry Data We use market data and industry forecasts throughout this presentation, including from the Census Bureau, Congressional Budget Office, US Department of Transportation and American Society of Civil Engineers. Unless otherwise indicated, statements in this presentation concerning our industries and the markets in which we operate, including our general expectations, competitive position, business opportunity and market size, growth and share, are based on publicly available information, periodic industry publications and surveys, government surveys and reports, and reports by market research firms. We have not independently verified market data and industry forecasts provided by any of these third-party sources, although we believe such market data and industry forecasts included in this presentation are reliable. This information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in surveys of market size. Management estimates are derived from the information and data referred to above, as well as our internal research, calculations and assumptions made by us based on our analysis of such information and data and our knowledge of our industries and markets, which we believe to be reasonable, although they have not been independently verified. While we believe that the market position information included in this presentation is generally reliable, such information is inherently imprecise. Assumptions, expectations and estimates of our future performance and the future performance of the industries and markets in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in our filings with the Securities and Exchange Commission. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. 1

Company and Industry Overview Company and Industry Overview

COMPANY OVERVIEW 1 2 2019 Revenue by Segment #1 in Drainage Pipe #1 in Ductile Iron Pipe Water Pipe & l Manufacturer of a range of water and transportation Products 42% infrastructure products in the U.S. and Eastern Canada Drainage Pipe & Products l Two businesses: Drainage Pipe & Products and Water 58% Pipe & Products 3 l 77 active manufacturing facilities located across the 2019 Revenue by End Markets U.S. and Eastern Canada Non- l 4,500+ employees serve 6,000+ customers Residential Municipal / ~25% Infrastructure Unmatched breadth ~50% and scale Residential ~25% Deep, long-standing channel Strong Momentum relationships with local and Adj. EBITDA & national customers Adj. EBITDA Net Sales 4 Net Loss Margin $1,530 Pure-play water infrastructure manufacturer 2018 2019 $204 $169 serving the $300bn+ U.S. water and $1,480 transportation infrastructure markets 13.3% $(7) 11.4% Source: Census Bureau, Congressional Budget Office 2018 2019 2018 2019 $(24) Note: $ in millions. 1 Based on industry data and management estimates for sales volume in 2019. 2 Based on management estimates for sales volume in 2019. 3 Based on management estimates. 4 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. See the Appendix to this presentation for a discussion of these non-GAAP measures and a reconciliation thereof to the most directly comparable GAAP measure. 3 COMPANY OVERVIEW 1 2 2019 Revenue by Segment #1 in Drainage Pipe #1 in Ductile Iron Pipe Water Pipe & l Manufacturer of a range of water and transportation Products 42% infrastructure products in the U.S. and Eastern Canada Drainage Pipe & Products l Two businesses: Drainage Pipe & Products and Water 58% Pipe & Products 3 l 77 active manufacturing facilities located across the 2019 Revenue by End Markets U.S. and Eastern Canada Non- l 4,500+ employees serve 6,000+ customers Residential Municipal / ~25% Infrastructure Unmatched breadth ~50% and scale Residential ~25% Deep, long-standing channel Strong Momentum relationships with local and Adj. EBITDA & national customers Adj. EBITDA Net Sales 4 Net Loss Margin $1,530 Pure-play water infrastructure manufacturer 2018 2019 $204 $169 serving the $300bn+ U.S. water and $1,480 transportation infrastructure markets 13.3% $(7) 11.4% Source: Census Bureau, Congressional Budget Office 2018 2019 2018 2019 $(24) Note: $ in millions. 1 Based on industry data and management estimates for sales volume in 2019. 2 Based on management estimates for sales volume in 2019. 3 Based on management estimates. 4 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. See the Appendix to this presentation for a discussion of these non-GAAP measures and a reconciliation thereof to the most directly comparable GAAP measure. 3

\\FIRMWIDE.CORP.GS.COM\IBDROOT\PROJ ECTS\IBD-NY\COLTAN2020\650015_1\02. Presentations\02. Roadshow\Excel\Financial Charts Back-Up - v01.xlsx INDUSTRY LEADER – DRAINAGE 1 More than 90% of Drainage revenues are tied to markets where we have a #1 or #2 position Segment Overview Key Demand Drivers 1. Growth in public highway construction 2. Historically consistent federal and growing state level funding Reinforced Manholes Specialty Storm 3. Housing under-supply Concrete Products Water Pipe 2 2019 Net Sales by End Market Historical Financials Segment EBITDA & Adj. Segment 3 Net Sales Margin EBITDA & Margin Non-Residential ~25% $895 $181 $835 Municipal / $171 $811 $162 $160 Infrastructure $157 $729 ~45% $138 $137 $130 22% 19% 19% Residential 19% 20% 20% ~30% Note: $ in millions. 16% 16% 1 Management estimate based on 2019 revenue. 2 Based on management estimates. 3 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. See the Appendix to this 2016 2017 2018 2019 2016 2017 2018 2019 2016 2017 2018 2019 presentation for a discussion of these non-GAAP measures and a reconciliation thereof to the most directly comparable GAAP measure. 4 \\FIRMWIDE.CORP.GS.COM\IBDROOT\PROJ ECTS\IBD-NY\COLTAN2020\650015_1\02. Presentations\02. Roadshow\Excel\Financial Charts Back-Up - v01.xlsx INDUSTRY LEADER – DRAINAGE 1 More than 90% of Drainage revenues are tied to markets where we have a #1 or #2 position Segment Overview Key Demand Drivers 1. Growth in public highway construction 2. Historically consistent federal and growing state level funding Reinforced Manholes Specialty Storm 3. Housing under-supply Concrete Products Water Pipe 2 2019 Net Sales by End Market Historical Financials Segment EBITDA & Adj. Segment 3 Net Sales Margin EBITDA & Margin Non-Residential ~25% $895 $181 $835 Municipal / $171 $811 $162 $160 Infrastructure $157 $729 ~45% $138 $137 $130 22% 19% 19% Residential 19% 20% 20% ~30% Note: $ in millions. 16% 16% 1 Management estimate based on 2019 revenue. 2 Based on management estimates. 3 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. See the Appendix to this 2016 2017 2018 2019 2016 2017 2018 2019 2016 2017 2018 2019 presentation for a discussion of these non-GAAP measures and a reconciliation thereof to the most directly comparable GAAP measure. 4

\\FIRMWIDE.CORP.GS.COM\IBDROOT\PROJ ECTS\IBD-NY\COLTAN2020\650015_1\02. Presentations\02. Roadshow\Excel\Financial Charts Back-Up - v01.xlsx INDUSTRY LEADER – WATER 1 Largest producer of ductile iron pipe (DIP) in the U.S. Segment Overview Key Demand Drivers 1. Aging municipal water infrastructure 2. Aging wastewater and utilities infrastructure 3. Housing under-supply Ductile Iron Fabrication Fittings Pipe 2 2019 Net Sales by End Market Historical Financials Segment EBITDA & Adj. Segment Residential 3 Net Sales Margin EBITDA & Margin ~15% $114 $746 $668 $99 Municipal / $635 $633 $94 13% $87 Infrastructure $84 Non-Residential ~60% ~25% $67 $65 16% $48 18% 13% 13% 14% 10% 10% 6% Note: $ in millions. 1 Management estimate based on 2019 revenue. 2 Based on management estimates. 3 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. See the Appendix to 2016 2017 2018 2019 2016 2017 2018 2019 2016 2017 2018 2019 this presentation for a discussion of these non-GAAP measures and a reconciliation thereof to the most directly comparable GAAP measure. 5 \\FIRMWIDE.CORP.GS.COM\IBDROOT\PROJ ECTS\IBD-NY\COLTAN2020\650015_1\02. Presentations\02. Roadshow\Excel\Financial Charts Back-Up - v01.xlsx INDUSTRY LEADER – WATER 1 Largest producer of ductile iron pipe (DIP) in the U.S. Segment Overview Key Demand Drivers 1. Aging municipal water infrastructure 2. Aging wastewater and utilities infrastructure 3. Housing under-supply Ductile Iron Fabrication Fittings Pipe 2 2019 Net Sales by End Market Historical Financials Segment EBITDA & Adj. Segment Residential 3 Net Sales Margin EBITDA & Margin ~15% $114 $746 $668 $99 Municipal / $635 $633 $94 13% $87 Infrastructure $84 Non-Residential ~60% ~25% $67 $65 16% $48 18% 13% 13% 14% 10% 10% 6% Note: $ in millions. 1 Management estimate based on 2019 revenue. 2 Based on management estimates. 3 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. See the Appendix to 2016 2017 2018 2019 2016 2017 2018 2019 2016 2017 2018 2019 this presentation for a discussion of these non-GAAP measures and a reconciliation thereof to the most directly comparable GAAP measure. 5

KEY INVESTMENT HIGHLIGHTS 1 Pure-Play Water Infrastructure Manufacturer Positioned to Benefit from Strong Demand Dynamics 2 Leading Market Position with Unmatched Scale and Manufacturing Footprint 3 Deep, Long Standing Channel Relationships with Local and National Customers 4 Expanding Margins Through Enhanced Commercial and Operational Capabilities 5 Strong Cash Flow Generation Directed Toward Debt Reduction 6 Energized and Experienced Management Team 6 KEY INVESTMENT HIGHLIGHTS 1 Pure-Play Water Infrastructure Manufacturer Positioned to Benefit from Strong Demand Dynamics 2 Leading Market Position with Unmatched Scale and Manufacturing Footprint 3 Deep, Long Standing Channel Relationships with Local and National Customers 4 Expanding Margins Through Enhanced Commercial and Operational Capabilities 5 Strong Cash Flow Generation Directed Toward Debt Reduction 6 Energized and Experienced Management Team 6

1 PURE-PLAY WATER INFRASTRUCTURE MANUFACTURER POSITIONED TO BENEFIT FROM STRONG DEMAND DYNAMICS

Federal and local governments have allocated substantial amounts of capital to infrastructure spending categories directly aligned with Forterra's end markets

ASCE Report Card Results

D | C+ | D- **D | D+**



~$1 Trillion
Funding Gap
~46%
Funded Portion of Required Investment
~$100 Billion
Funding Gap
~30%
Funded Portion of Required Investment

Roads, Bridges & Transit Infrastructure[1]

Water / Wastewater Infrastructure[2]

Cumulative Infrastructure Need Through 2025[3]

Select Funding Sources

- ✓ *Federal transportation and infrastructure bills*
- ✓ *Over 30 states have taken initiatives to address the funding gap*

Select Funding Sources

- ✓ *Water Infrastructure Improvements for the Nation Act (2016)*
- ✓ *America's Water Infrastructure Act of 2018*
- ✓ *Clean Water State Revolving Fund*

Significant spending needed to address current and future water & highway infrastructure needs

"According to the agency's estimate of national drinking water and waste water needs, over $743 billion is needed for water infrastructure improvements."

U.S. EPA, May 9, 2019

"The U.S. has been underfunding its highway system for years, resulting in a $836 billion backlog of highway and bridge capital needs. The bulk of the backlog ($420 billion) is in repairing existing highways, while $123 billion is needed for bridge repair, $167 billion for system expansion, and $126 billion for system enhancement."

American Society of Civil Engineers , 2017

Source: Center for Budget and Policy Priorities It's Time for States to Invest in Infrastructure (March 2019), American Society of Civil Engineers 2017 Infrastructure Report Card, U.S. EPA
[1] Based on ASCE Failure to Act Series published in 2011-2016.
[2] Funding only includes publicly funded remediation, not private sector investment.
[3] Based on 2015 U.S. Dollars.

FORTERRA 7

LEADING MARKET POSITION WITHIN ATTRACTIVE INDUSTRY 2 STRUCTURES… Industry-leading scale creates significant sales, service, manufacturing and procurement advantages over local competitors Forterra Positioning Competitors ül Extensive footprint sets us apart from local competitors Drainage Pipe 1 #1 ül Well Structured Markets l Drainage: Entrenched customer base Local and Regional in regional and local markets Competitors Precast Products l Water: Three primary players in the market with meaningful barriers to entry ül Our scale enables us to win 2 #1 projects large and small Ductile Iron Pipe 1 Based on industry data and management estimates for sales volume in 2019. 2 Based on management estimates for sales volume in 2019. 8 Water Pipe & Drainage Pipe & Products Products LEADING MARKET POSITION WITHIN ATTRACTIVE INDUSTRY 2 STRUCTURES… Industry-leading scale creates significant sales, service, manufacturing and procurement advantages over local competitors Forterra Positioning Competitors ül Extensive footprint sets us apart from local competitors Drainage Pipe 1 #1 ül Well Structured Markets l Drainage: Entrenched customer base Local and Regional in regional and local markets Competitors Precast Products l Water: Three primary players in the market with meaningful barriers to entry ül Our scale enables us to win 2 #1 projects large and small Ductile Iron Pipe 1 Based on industry data and management estimates for sales volume in 2019. 2 Based on management estimates for sales volume in 2019. 8 Water Pipe & Drainage Pipe & Products Products

2 …WITH UNMATCHED SCALE AND MANUFACTURING FOOTPRINT Diverse geographic and end market footprint allows Forterra to support both local and national customers Drainage Pipe & Products Drainage products have a shipping radius of 150 – 350 miles and Forterra has established a footprint to cater to many attractive markets at a local level Water Pipe & Products Water products can be shipped across the country and Forterra’s manufacturing facilities are strategically located to provide coast-to-coast coverage 9 2 …WITH UNMATCHED SCALE AND MANUFACTURING FOOTPRINT Diverse geographic and end market footprint allows Forterra to support both local and national customers Drainage Pipe & Products Drainage products have a shipping radius of 150 – 350 miles and Forterra has established a footprint to cater to many attractive markets at a local level Water Pipe & Products Water products can be shipped across the country and Forterra’s manufacturing facilities are strategically located to provide coast-to-coast coverage 9

DEEP, LONG STANDING CHANNEL RELATIONSHIPS WITH LOCAL 3 AND NATIONAL CUSTOMERS Water Pipe & Products Drainage Pipe & Products Strong Relationships with Market Leading Trust-Based Contractors Relationship Across Each 1 1 Distributors Local Market Nationally Aligned Commercial Long Track Record of Putting Customers’ Interests / Philosophy and Strategy 2 2 Business Strategies First Executed Locally Value before Volume Refined Commercial Strategy Has Been Well- 3 3 Received and Accretive (But not in spite of) 10 DEEP, LONG STANDING CHANNEL RELATIONSHIPS WITH LOCAL 3 AND NATIONAL CUSTOMERS Water Pipe & Products Drainage Pipe & Products Strong Relationships with Market Leading Trust-Based Contractors Relationship Across Each 1 1 Distributors Local Market Nationally Aligned Commercial Long Track Record of Putting Customers’ Interests / Philosophy and Strategy 2 2 Business Strategies First Executed Locally Value before Volume Refined Commercial Strategy Has Been Well- 3 3 Received and Accretive (But not in spite of) 10

TRANSFORMATION OF FORTERRA: HEIGHTENED FOCUS ON 4 EXPANDING MARGINS Forterra’s new management is in the early innings of pricing enhancements and operational initiatives that are expected to continue to improve financial performance Plant-Level Enhanced Working Capital G&A Safety Operational Commercial Efficiency Effectiveness Discipline Capabilities We put the safety of our Making daily Focus on capabilities of Put inventory in the right employees before improvements using Long-term view to create sales force as they places at the right times anything else; our most intellectual capital before more productive systems protect the value of and match AR & AP productive facilities financial capital products and capital cycles should be our safest Revamped Incentive System to Economic Profit 11 TRANSFORMATION OF FORTERRA: HEIGHTENED FOCUS ON 4 EXPANDING MARGINS Forterra’s new management is in the early innings of pricing enhancements and operational initiatives that are expected to continue to improve financial performance Plant-Level Enhanced Working Capital G&A Safety Operational Commercial Efficiency Effectiveness Discipline Capabilities We put the safety of our Making daily Focus on capabilities of Put inventory in the right employees before improvements using Long-term view to create sales force as they places at the right times anything else; our most intellectual capital before more productive systems protect the value of and match AR & AP productive facilities financial capital products and capital cycles should be our safest Revamped Incentive System to Economic Profit 11

STRONG CASH FLOW GENERATION DIRECTED TOWARD DEBT 5 REDUCTION Management’s relentless focus on de-leveraging will increase financial flexibility and position the Company for long-term, sustainable growth 1 Net Debt / Adjusted EBITDA 2020 Deleveraging Targets l Targeted discretionary 7.9 x debt repayment of $50 to $100 million 6.1 x 3.0 - 3.5 x 2018 2019 Mid-Term Target 1 Net debt and Adjusted EBITDA are non-GAAP measures. See the Appendix to this presentation for a discussion of these non-GAAP measures and reconciliations thereof to the most directly comparable GAAP measures. 12 STRONG CASH FLOW GENERATION DIRECTED TOWARD DEBT 5 REDUCTION Management’s relentless focus on de-leveraging will increase financial flexibility and position the Company for long-term, sustainable growth 1 Net Debt / Adjusted EBITDA 2020 Deleveraging Targets l Targeted discretionary 7.9 x debt repayment of $50 to $100 million 6.1 x 3.0 - 3.5 x 2018 2019 Mid-Term Target 1 Net debt and Adjusted EBITDA are non-GAAP measures. See the Appendix to this presentation for a discussion of these non-GAAP measures and reconciliations thereof to the most directly comparable GAAP measures. 12

6 ENERGIZED AND EXPERIENCED MANAGEMENT TEAM Forterra’s diverse management team brings cross-industry experience and a proven track record of performance Karl Watson Charlie Brown Lori Browne CEO EVP & CFO EVP & General Counsel Rich Hunter Vik Bhatia Truman Greene President, Drainage President, Water SVP, Human Resources Segment Segment 13 6 ENERGIZED AND EXPERIENCED MANAGEMENT TEAM Forterra’s diverse management team brings cross-industry experience and a proven track record of performance Karl Watson Charlie Brown Lori Browne CEO EVP & CFO EVP & General Counsel Rich Hunter Vik Bhatia Truman Greene President, Drainage President, Water SVP, Human Resources Segment Segment 13

Financial Results Overview Financial Results Overview

FULL YEAR 2019 HIGHLIGHTS ü Net sales growth year over year of 3% ü Gross profit growth year over year of 21% ü Gross profit margin increase of 280 basis points ü Net loss of $7mm compared to a net loss of $24mm in the prior year 1 ü Adjusted EBITDA growth year over year of 21% ü Strong cash flow generation during 2019 — Generated $147mm of operating cash flow in 2019 compared to $27mm in 2018 — Voluntarily repaid $87mm of long term debt 1 Adjusted EBITDA is a non-GAAP measure. See the Appendix to this presentation for a discussion of this non-GAAP measure and a reconciliation thereof to the most directly comparable GAAP measure. 15 FULL YEAR 2019 HIGHLIGHTS ü Net sales growth year over year of 3% ü Gross profit growth year over year of 21% ü Gross profit margin increase of 280 basis points ü Net loss of $7mm compared to a net loss of $24mm in the prior year 1 ü Adjusted EBITDA growth year over year of 21% ü Strong cash flow generation during 2019 — Generated $147mm of operating cash flow in 2019 compared to $27mm in 2018 — Voluntarily repaid $87mm of long term debt 1 Adjusted EBITDA is a non-GAAP measure. See the Appendix to this presentation for a discussion of this non-GAAP measure and a reconciliation thereof to the most directly comparable GAAP measure. 15

FULL YEAR 2019 FINANCIAL PERFORMANCE – CONSOLIDATED ($MM) Gross Profit and Margin Net Sales +3% +21% $1,580.4 $1,529.8 $296.4 $1,479.7 $253.1 $245.6 19.4% 16.6% 16.0% 2017 2018 2019 2017 2018 2019 1 Net Loss Adjusted EBITDA and Margin Operating Cash Flow +440% 2017 2018 2019 +21% $146.8 $203.9 $(2.1) $168.7 $151.8 $(7.3) 13.3% 11.4% 9.6% $42.3 $27.2 $(24.4) 2017 2018 2019 2017 2018 2019 1 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. See the Appendix to this presentation for a discussion of these non-GAAP measures and a reconciliation thereof to the most directly comparable GAAP measure. 16 FULL YEAR 2019 FINANCIAL PERFORMANCE – CONSOLIDATED ($MM) Gross Profit and Margin Net Sales +3% +21% $1,580.4 $1,529.8 $296.4 $1,479.7 $253.1 $245.6 19.4% 16.6% 16.0% 2017 2018 2019 2017 2018 2019 1 Net Loss Adjusted EBITDA and Margin Operating Cash Flow +440% 2017 2018 2019 +21% $146.8 $203.9 $(2.1) $168.7 $151.8 $(7.3) 13.3% 11.4% 9.6% $42.3 $27.2 $(24.4) 2017 2018 2019 2017 2018 2019 1 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. See the Appendix to this presentation for a discussion of these non-GAAP measures and a reconciliation thereof to the most directly comparable GAAP measure. 16

FULL YEAR 2019 FINANCIAL PERFORMANCE – DRAINAGE ($MM)

Net Sales



+10%
$834.8
$811.5
$894.7
2017
2018
2019

Gross Profit and Margin



+15%
$147.7
$174.8
$200.3
17.7%
21.5%
22.4%
2017
2018
2019

Segment EBITDA and Margin



+9%
$129.6
$156.7
$171.4
15.5%
19.3%
19.2%
2017
2018
2019

Adjusted EBITDA and Margin[1]



+13%
$137.1
$159.7
$180.6
16.4%
19.7%
20.2%
2017
2018
2019

Operational Statistics[2]

	2018 v 2017	2019 v 2018
Volume (tons)	↓ -11%	↑ 4%
Pricing per Unit	↑ 8%	↑ 6%
Cost of Goods Sold per Unit	↑	↑

[1] Adjusted EBITDA is a non-GAAP measure. See the Appendix to this presentation for a discussion of this non-GAAP measure and a reconciliation thereof to the most directly comparable GAAP measure.

[2] Operational statistics only pertain to our pipe and precast products and do not include other services, non-volume based products, or non-core products. Pipe and precast products revenue accounted for approximately 90% of Drainage segment revenue.

FORTERRA 17

FULL YEAR 2019 FINANCIAL PERFORMANCE – WATER ($MM)

Net Sales



-5%
$745.6
$668.2
$635.0
2017
2018
2019

Gross Profit and Margin



+35%
$108.3
$71.5
$96.3
14.5%
10.7%
15.2%
2017
2018
2019

Segment EBITDA and Margin



+31%
$47.6
$64.5
$84.4
6.4%
9.7%
13.3%
2017
2018
2019

Adjusted EBITDA and Margin[1]



+30%
$93.8
$66.9
$87.0
12.6%
10.0%
13.7%
2017
2018
2019

Operational Statistics[2]

	2018 v 2017	2019 v 2018
Volume (tons)	~	↓ -8%
Pricing per Unit	↑ 2%	↑ 6%
Cost of Goods Sold per Unit	↑	↓

[1] Adjusted EBITDA is a non-GAAP measure. See the Appendix to this presentation for a discussion of this non-GAAP measure and a reconciliation thereof to the most directly comparable GAAP measure.

[2] Operational statistics only pertain to our ductile iron pipe products and do not include other services, non-volume based products, or non-core products. Ductile iron pipe revenue accounted for approximately 80% of Water segment revenue.

FORTERRA
18

LIQUIDITY ($MM) Capex Operating Cash Flow +440% -12% $52.5 $48.7 $146.8 $42.9 $42.3 $27.2 2017 2018 2019 2017 2018 2019 1 Debt -8% $1,235.4 $1,222.9 $1,123.4 2017 2018 2019 1 Represents outstanding balances of our term loan at the end of each of the years presented; at each date, there were no borrowings outstanding under our revolving credit facility. 19 LIQUIDITY ($MM) Capex Operating Cash Flow +440% -12% $52.5 $48.7 $146.8 $42.9 $42.3 $27.2 2017 2018 2019 2017 2018 2019 1 Debt -8% $1,235.4 $1,222.9 $1,123.4 2017 2018 2019 1 Represents outstanding balances of our term loan at the end of each of the years presented; at each date, there were no borrowings outstanding under our revolving credit facility. 19

Q4 2019 FINANCIAL PERFORMANCE – CONSOLIDATED ($MM) Gross Profit and Margin Net Sales +7% +13% $66.6 $363.1 $339.2 $58.8 18.3% 17.3% Q4 2018 Q4 2019 Q4 2018 Q4 2019 1 Net Loss Adjusted EBITDA and Margin Operating Cash Flow +45% +26% Q4 2018 Q4 2019 $81.1 $41.5 $32.9 $55.8 11.4% 9.7% $(7.7) $(17.0) Q4 2018 Q4 2019 Q4 2018 Q4 2019 1 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. See the Appendix to this presentation for a discussion of these non-GAAP measures and a reconciliation thereof to the most directly comparable GAAP measure. 20 Q4 2019 FINANCIAL PERFORMANCE – CONSOLIDATED ($MM) Gross Profit and Margin Net Sales +7% +13% $66.6 $363.1 $339.2 $58.8 18.3% 17.3% Q4 2018 Q4 2019 Q4 2018 Q4 2019 1 Net Loss Adjusted EBITDA and Margin Operating Cash Flow +45% +26% Q4 2018 Q4 2019 $81.1 $41.5 $32.9 $55.8 11.4% 9.7% $(7.7) $(17.0) Q4 2018 Q4 2019 Q4 2018 Q4 2019 1 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. See the Appendix to this presentation for a discussion of these non-GAAP measures and a reconciliation thereof to the most directly comparable GAAP measure. 20

Q4 2019 FINANCIAL PERFORMANCE – DRAINAGE ($MM)

Net Sales



+10%
$190.0
$208.6
Q4 2018
Q4 2019

Gross Profit and Margin



-10%
$41.1
$36.9
21.6%
17.7%
Q4 2018
Q4 2019

Segment EBITDA and Margin



-12%
$33.9
$30.0
17.8%
14.4%
Q4 2018
Q4 2019

Adjusted EBITDA and Margin[1]



-5%
$33.8
$32.1
17.8%
15.4%
Q4 2018
Q4 2019

Operational Statistics[2]

	Q4 2019 v Q4 2018	
Volume (tons)	↑	9%
Pricing per Unit	↑	3%
Cost of Goods Sold per Unit	↑	

[1] Adjusted EBITDA is a non-GAAP measure. See the Appendix to this presentation for a discussion of this non-GAAP measure and a reconciliation thereof to the most directly comparable GAAP measure.
[2] Operational statistics only pertain to our pipe and precast products and do not include other services, non-volume based products, or non-core products. Pipe and precast products revenue accounted for approximately 90% of Drainage segment revenue.

FORTERRA
21

Q4 2019 FINANCIAL PERFORMANCE – WATER ($MM)

Net Sales



+4%
$149.2
$154.5
Q4 2018
Q4 2019

Gross Profit and Margin



+66%
$17.8
11.9%
$29.5
19.1%
Q4 2018
Q4 2019

Segment EBITDA and Margin



+62%
$15.6
10.5%
$25.2
16.3%
Q4 2018
Q4 2019

Adjusted EBITDA and Margin[1]



+70%
$15.9
10.7%
$27.1
17.5%
Q4 2018
Q4 2019

Operational Statistics[2]

	Q4 2019 v Q4 2018
Volume (tons)	↑ 6%
Pricing per Unit	↑ 4%
Cost of Goods Sold per Unit	↓

[1] Adjusted EBITDA is a non-GAAP measure. See the Appendix to this presentation for a discussion of this non-GAAP measure and a reconciliation thereof to the most directly comparable GAAP measure.

[2] Operational statistics only pertain to our ductile iron pipe products and do not include other services, non-volume based products, or non-core products. Ductile iron pipe revenue accounted for approximately 80% of Water segment revenue.

FORTERRA

22

2020 FINANCIAL OUTLOOK $ in millions 2019 Actual 2020 Guidance Y-o-Y Change 1 Adjusted EBITDA $204 $210 - $240 Up $6 - $36 Net Income (Loss) ($7) $2 - $22 Up $9 - $29 1 Adjusted EBITDA is a non-GAAP measure. See the Appendix to this presentation for a discussion of this non-GAAP measure and a reconciliation thereof to the most directly comparable GAAP measure. 23 2020 FINANCIAL OUTLOOK $ in millions 2019 Actual 2020 Guidance Y-o-Y Change 1 Adjusted EBITDA $204 $210 - $240 Up $6 - $36 Net Income (Loss) ($7) $2 - $22 Up $9 - $29 1 Adjusted EBITDA is a non-GAAP measure. See the Appendix to this presentation for a discussion of this non-GAAP measure and a reconciliation thereof to the most directly comparable GAAP measure. 23

2020 DISCRETIONARY DEBT REPAYMENT ILLUSTRATION

($ in millions)


$210~$240
$20~$30
($82)~($79)
($15)~($20)
($15)~($13)
($13)
($55)~($45)
$50~$100
2020 Adj. EBITDA Guidance
Working Capital
Cash Interest
Cash Taxes
TRA Payments
Principal Amortization
Cap Ex
Discretionary Debt Repayment

Note: The figures shown above are forward-looking statements and are for illustrative purposes only, and the illustration does not reflect all potential uses of or demands on cash flow that could impact this illustration. Bars represent mid-point of guidance ranges.

FORTERRA

24

Appendix: Non-GAAP Financial Measures Appendix: Non-GAAP Financial Measures

APPENDIX: NON-GAAP FINANCIAL MEASURES In addition to our results calculated under generally accepted accounting principles in the United States ( GAAP ), in this presentation we also present Adjusted EBITDA and Adjusted EBITDA margin. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures and have been presented in this presentation as supplemental measures of financial performance that are not required by, or presented in accordance with GAAP. We calculate Adjusted EBITDA as the sum of net income (loss), before interest expense (include (gain) loss from extinguishment of debt), depreciation and amortization, income tax (benefit) expense and before (gains) losses on the sale of property, plant and equipment, impairment and exit charges and certain other non-recurring income and expenses, such as transaction costs, inventory step-up impacting margin, non-cash compensation expense and pro-rate share of Adjusted EBITDA from equity method investee, minus earnings from equity method investee. Adjusted EBITDA margin represents Adjusted EBITDA as a percentage of net sales. Prior period amounts have been adjusted to reflect the current period calculation of Adjusted EBITDA. Adjusted EBITDA and Adjusted EBITDA margin are presented in this presentation because they are important metrics used by management as one of the means by which it assesses our financial performance. Adjusted EBITDA and Adjusted EBITDA margin are also frequently used by analysts, investors and other interested parties to evaluate companies in our industry. We use Adjusted EBITDA and Adjusted EBITDA margin as supplements to GAAP measures of performance to evaluate the effectiveness of our business strategies, to make budgeting decisions, to allocate resources and to compare our performance relative to our peers. Adjusted EBITDA and Adjusted EBITDA margin are also important measures for assessing our operating results and evaluating each operating segment’s performance on a consistent basis, by excluding the impacts of depreciation, amortization, income tax expense, interest expense and other items not indicative of ongoing operating performance. Additionally, these measures, when used in conjunction with related GAAP financial measures, provide investors with additional financial analytical framework which management uses, in addition to historical operating results, as the basis for financial, operational and planning decisions and present measurements that third parties have indicated are useful in assessing the Company and its results of operations. Adjusted EBITDA and Adjusted EBITDA margin have certain limitations. Adjusted EBITDA should not be considered as an alternative to consolidated net income (loss), and in the case of our segment results, Adjusted EBITDA should not be considered an alternative to EBITDA, which the chief operating decision maker reviews for purposes of evaluating segment profit, or in the case of any of the non- GAAP measures, as a substitute for any other measure of financial performance calculated in accordance with GAAP. Similarly, Adjusted EBITDA margin should not be considered as an alternative to gross margin or any other margin calculated in accordance with GAAP. These measures also should not be construed as an inference that our future results will be unaffected by unusual or nonrecurring items for which these non-GAAP measures make adjustments. Additionally, Adjusted EBITDA and Adjusted EBITDA margin are not intended to be liquidity measures because of certain limitations such as: (i) they do not reflect our cash outlays for capital expenditures or future contractual commitments; (ii) they do not reflect changes in, or cash requirements for, working capital; (iii) they do not reflect interest expense, or the cash requirements necessary to service interest, or principal payments, on indebtedness; (iv) they do not reflect income tax expense or the cash necessary to pay income taxes; and (v) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and these non-GAAP measures do not reflect cash requirements for such replacements. Other companies, including other companies in our industry, may not use such measures or may calculate one or more of the measures differently than as presented in this presentation, limiting their usefulness as a comparative measure. In evaluating Adjusted EBITDA and Adjusted EBITDA margin, you should be aware that in the future we will incur expenses that are the same as or similar to some of the adjustments made in the calculations below and the presentation of Adjusted EBITDA and Adjusted EBITDA margin should not be construed to mean that our future results will be unaffected by such adjustments. Management compensates for these limitations by using Adjusted EBITDA and Adjusted EBITDA margin as supplemental financial metrics and in conjunction with results prepared in accordance with GAAP. This presentation also includes Net debt, a non-GAAP measure that represents the sum of long-term debt, the current portion of long-term debt, debt issuance cost and original issue discount and finance lease liabilities less cash and cash equivalents. Management uses net debt as one of the means by which it assesses financial leverage, and it is therefore useful to investors in evaluating our business using the same measures as management. Net debt is also useful to investors because it is often used by securities analysts and other interested parties in evaluating our business. Net debt does however have certain limitations and should not be considered as an alternative to or in isolation from long-term debt or any other measure calculated in accordance with GAAP. Other companies, including other companies in our industry, may not use net debt in the same way or may calculate it differently than as presented herein. 26 APPENDIX: NON-GAAP FINANCIAL MEASURES In addition to our results calculated under generally accepted accounting principles in the United States ( GAAP ), in this presentation we also present Adjusted EBITDA and Adjusted EBITDA margin. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures and have been presented in this presentation as supplemental measures of financial performance that are not required by, or presented in accordance with GAAP. We calculate Adjusted EBITDA as the sum of net income (loss), before interest expense (include (gain) loss from extinguishment of debt), depreciation and amortization, income tax (benefit) expense and before (gains) losses on the sale of property, plant and equipment, impairment and exit charges and certain other non-recurring income and expenses, such as transaction costs, inventory step-up impacting margin, non-cash compensation expense and pro-rate share of Adjusted EBITDA from equity method investee, minus earnings from equity method investee. Adjusted EBITDA margin represents Adjusted EBITDA as a percentage of net sales. Prior period amounts have been adjusted to reflect the current period calculation of Adjusted EBITDA. Adjusted EBITDA and Adjusted EBITDA margin are presented in this presentation because they are important metrics used by management as one of the means by which it assesses our financial performance. Adjusted EBITDA and Adjusted EBITDA margin are also frequently used by analysts, investors and other interested parties to evaluate companies in our industry. We use Adjusted EBITDA and Adjusted EBITDA margin as supplements to GAAP measures of performance to evaluate the effectiveness of our business strategies, to make budgeting decisions, to allocate resources and to compare our performance relative to our peers. Adjusted EBITDA and Adjusted EBITDA margin are also important measures for assessing our operating results and evaluating each operating segment’s performance on a consistent basis, by excluding the impacts of depreciation, amortization, income tax expense, interest expense and other items not indicative of ongoing operating performance. Additionally, these measures, when used in conjunction with related GAAP financial measures, provide investors with additional financial analytical framework which management uses, in addition to historical operating results, as the basis for financial, operational and planning decisions and present measurements that third parties have indicated are useful in assessing the Company and its results of operations. Adjusted EBITDA and Adjusted EBITDA margin have certain limitations. Adjusted EBITDA should not be considered as an alternative to consolidated net income (loss), and in the case of our segment results, Adjusted EBITDA should not be considered an alternative to EBITDA, which the chief operating decision maker reviews for purposes of evaluating segment profit, or in the case of any of the non- GAAP measures, as a substitute for any other measure of financial performance calculated in accordance with GAAP. Similarly, Adjusted EBITDA margin should not be considered as an alternative to gross margin or any other margin calculated in accordance with GAAP. These measures also should not be construed as an inference that our future results will be unaffected by unusual or nonrecurring items for which these non-GAAP measures make adjustments. Additionally, Adjusted EBITDA and Adjusted EBITDA margin are not intended to be liquidity measures because of certain limitations such as: (i) they do not reflect our cash outlays for capital expenditures or future contractual commitments; (ii) they do not reflect changes in, or cash requirements for, working capital; (iii) they do not reflect interest expense, or the cash requirements necessary to service interest, or principal payments, on indebtedness; (iv) they do not reflect income tax expense or the cash necessary to pay income taxes; and (v) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and these non-GAAP measures do not reflect cash requirements for such replacements. Other companies, including other companies in our industry, may not use such measures or may calculate one or more of the measures differently than as presented in this presentation, limiting their usefulness as a comparative measure. In evaluating Adjusted EBITDA and Adjusted EBITDA margin, you should be aware that in the future we will incur expenses that are the same as or similar to some of the adjustments made in the calculations below and the presentation of Adjusted EBITDA and Adjusted EBITDA margin should not be construed to mean that our future results will be unaffected by such adjustments. Management compensates for these limitations by using Adjusted EBITDA and Adjusted EBITDA margin as supplemental financial metrics and in conjunction with results prepared in accordance with GAAP. This presentation also includes Net debt, a non-GAAP measure that represents the sum of long-term debt, the current portion of long-term debt, debt issuance cost and original issue discount and finance lease liabilities less cash and cash equivalents. Management uses net debt as one of the means by which it assesses financial leverage, and it is therefore useful to investors in evaluating our business using the same measures as management. Net debt is also useful to investors because it is often used by securities analysts and other interested parties in evaluating our business. Net debt does however have certain limitations and should not be considered as an alternative to or in isolation from long-term debt or any other measure calculated in accordance with GAAP. Other companies, including other companies in our industry, may not use net debt in the same way or may calculate it differently than as presented herein. 26

SEGMENT ADJUSTED EBITDA RECONCILIATION – THREE MONTHS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018

	Drainage Pipe & Products		Water Pipe & Products	
($ in thousands)	Q4 2019	Q4 2018	Q4 2019	Q4 2018
EBITDA[1]	$29,989	$33,894	$25,153	$15,624
(Gain) / Loss On Sale of Property, Plant & Equipment, Net	316	(2,179)	178	344
Impairment & Exit Charges[2]	128	153	2,069	292
Non-cash Compensation[3]	273	410	106	50
Other[4]	401	401	(401)	(401)
Earnings from Equity Method Investee[5]	(1,507)	(2,417)	–	–
Pro-rate Share of Adjusted EBITDA from Equity Method Investee[6]	2,535	3,553	–	–
Adjusted EBITDA	**$32,135**	**$33,815**	**$27,105**	**$15,909**
% Margin	*15.4%*	*17.8%*	*17.5%*	*10.7%*

1 For purposes of evaluating segment profit, the Company's chief operating decision maker reviews EBITDA as a basis for making the decisions to allocate resources and assess performance.
2 Impairment or abandonment of long-lived assets and other exit charges.
3 Non-cash equity compensation expense.
4 Other one-time charges or gains.
5 Net income from Forterra's 50% ownership in the Concrete Pipe & Precast LLC ("CP&P") joint venture accounted for under the equity method of accounting.
6 Adjusted EBITDA from Forterra's 50% ownership in the CP&P joint venture. Calculated as CP&P net income adjusted primarily to add back Forterra's pro-rata portion of CP&P's depreciation and amortization and interest expense.

FORTERRA 27

SEGMENT ADJUSTED EBITDA RECONCILIATION – FULL YEAR ENDED DECEMBER 31, 2019, 2018, 2017 AND 2016

	Drainage Pipe & Products				Water Pipe & Products			
($ in thousands)	2019	2018	2017	2016	2019	2018	2017	2016
EBITDA[1]	$171,413	$156,735	$129,618	$138,274	$84,424	$64,547	$47,587	$98,641
(Gain) / Loss On Sale of Property, Plant & Equipment, Net	1,554	(5,598)	15	15,547	489	1,316	2,092	5,727
Impairment & Exit Charges[2]	230	1,886	(14)	227	3,290	2,458	12,395	1,945
Transaction Costs[3]	–	–	–	–	–	–	–	359
Inventory Step-up Impacting Margin[4]	278	464	2,433	4,441	–	–	–	10,637
Loss on Business Divestiture[5]	–	–	–	–	–	–	32,278	–
Non-cash Compensation[6]	1,552	1,695	711	–	449	256	379	–
Costs Associated with Disposed Sites[7]	–	–	–	234	–	–	–	–
Other[8]	1,604	920	29	–	(1,604)	(1,671)	(942)	(3,263)
Earnings from Equity Method Investee[9]	(10,466)	(10,162)	(12,360)	(11,947)	–	–	–	–
Pro-rate Share of Adjusted EBITDA from Equity Method Investee[10]	14,433	13,751	16,666	15,134	–	–	–	–
Adjusted EBITDA	**$180,598**	**$159,691**	**$137,098**	**$161,910**	**$87,048**	**$66,906**	**$93,789**	**$114,046**
% Margin	*20.2%*	*19.7%*	*16.4%*	*22.2%*	*13.7%*	*10.0%*	*12.6%*	*18.0%*

Note: Forterra changed the methodology for its calculation of Adjusted EBITDA in Q3 2018 to include the Adjusted EBITDA associated with Forterra's 50% ownership in the Concrete Pipe & Precast LLC joint venture, which is accounted for under the equity method of accounting. All amounts for periods prior to Q3 2018 were revised to reflect the current presentation in all subsequent public disclosures thereof, and have been similarly updated herein. Adjusted EBITDA for 2016, as calculated pursuant to the current methodology, has not been previously publicly disclosed and the change in methodology increased Adjusted EBITDA for the year ended 2016 by $3.2 million compared to the previously disclosed amount.

1 For purposes of evaluating segment profit, the Company's chief operating decision maker reviews EBITDA as a basis for making the decisions to allocate resources and assess performance.
2 Impairment or abandonment of long-lived assets and other exit charges.
3 Legal, valuation, accounting, advisory and other costs related to business combinations and other transactions.
4 Effect of the purchase accounting step-up in the value of inventory to fair value recognized in cost of goods sold as a result of business combinations.
5 Loss on divestiture of U.S. concrete and steel pressure pipe business, net of specific items for which adjustments are separately made elsewhere in the calculation of adjusted EBITDA presented herein.
6 Non-cash equity compensation expense.
7 Results of operations of our disposed roof tile business and other disposed sites for the periods presented, net of specific items for which adjustments are separately made elsewhere in the calculation of adjusted EBITDA presented herein.
8 Other one-time charges or gains.
9 Net income from Forterra's 50% ownership in the CP&P joint venture accounted for under the equity method of accounting.
10 Adjusted EBITDA from Forterra's 50% ownership in the CP&P joint venture. Calculated as CP&P net income adjusted primarily to add back Forterra's pro-rata portion of CP&P's depreciation and amortization and interest expense.

FORTERRA

28

ADJUSTED EBITDA RECONCILIATION – THREE MONTHS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018 Three Months Ended Three Months Ended ($ in thousands) December 31, 2019 December 31, 2018 Net Loss $(7,676) $(16,952) Interest Expense 21,250 25,344 Depreciation & Amortization 24,304 26,053 Income Tax Benefit (2,760) (3,266) 1 EBITDA 35,118 31,179 Loss (Gain) on Sale of Property, Plant & Equipment, Net 494 (1,820) Gain on Extinguishment of Debt (1,334) – 2 Impairment & Exit Charges 2,197 445 3 Transaction Costs 955 298 4 Non-cash Compensation 3,086 1,652 5 Earnings from Equity Method Investee (1,507) (2,417) Pro-rate Share of Adjusted EBITDA from Equity Method 2,535 3,553 6 Investee Adjusted EBITDA $41,544 $32,890 % Margin 11.4% 9.7% 1 For purposes of evaluating segment profit, the Company's chief operating decision maker reviews EBITDA as a basis for making the decisions to allocate resources and assess performance. 2 Impairment or abandonment of long-lived assets and other exit charges. 3 Legal, valuation, accounting, advisory and other costs related to business combinations and other transactions. 4 Non-cash equity compensation expense. 5 Net income from Forterra's 50% ownership in the CP&P joint venture accounted for under the equity method of accounting. 6 Adjusted EBITDA from Forterra's 50% ownership in the CP&P joint venture. Calculated as CP&P net income adjusted primarily to add back Forterra's pro-rata portion of CP&P's depreciation and amortization and interest expense. 29 ADJUSTED EBITDA RECONCILIATION – THREE MONTHS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018 Three Months Ended Three Months Ended ($ in thousands) December 31, 2019 December 31, 2018 Net Loss $(7,676) $(16,952) Interest Expense 21,250 25,344 Depreciation & Amortization 24,304 26,053 Income Tax Benefit (2,760) (3,266) 1 EBITDA 35,118 31,179 Loss (Gain) on Sale of Property, Plant & Equipment, Net 494 (1,820) Gain on Extinguishment of Debt (1,334) – 2 Impairment & Exit Charges 2,197 445 3 Transaction Costs 955 298 4 Non-cash Compensation 3,086 1,652 5 Earnings from Equity Method Investee (1,507) (2,417) Pro-rate Share of Adjusted EBITDA from Equity Method 2,535 3,553 6 Investee Adjusted EBITDA $41,544 $32,890 % Margin 11.4% 9.7% 1 For purposes of evaluating segment profit, the Company's chief operating decision maker reviews EBITDA as a basis for making the decisions to allocate resources and assess performance. 2 Impairment or abandonment of long-lived assets and other exit charges. 3 Legal, valuation, accounting, advisory and other costs related to business combinations and other transactions. 4 Non-cash equity compensation expense. 5 Net income from Forterra's 50% ownership in the CP&P joint venture accounted for under the equity method of accounting. 6 Adjusted EBITDA from Forterra's 50% ownership in the CP&P joint venture. Calculated as CP&P net income adjusted primarily to add back Forterra's pro-rata portion of CP&P's depreciation and amortization and interest expense. 29

ADJUSTED EBITDA RECONCILIATION – FULL YEAR ENDED DECEMBER 31, 2019, 2018 AND 2017

($ in thousands)	2019	2018	2017
Net Loss	**$(7,331)**	**$(24,365)**	**$(2,060)**
Earnings from Discontinued Operations, Net	–	–	–
Interest Expense	94,970	78,337	59,408
Depreciation & Amortization	97,258	105,423	115,659
Income Tax Expense (Benefit)	(3,279)	3,085	(40,672)
EBITDA[1]	181,618	162,480	132,335
(Gain) Loss on Sale of Property, Plant & Equipment, Net	2,045	(4,267)	2,107
Gain on Extinguishment of Debt	(1,708)	–	–
Impairment & Exit Charges[2]	3,520	4,336	13,220
Transaction Costs[3]	2,963	2,541	7,743
Inventory Step-up Impacting Margin[4]	278	464	2,433
Loss on Business Divestitures[5]	–	–	32,278
Non-cash Compensation[6]	7,919	6,240	3,696
Change in Tax Receivable Agreement Liability[7]	–	–	(46,180)
Other[8]	3,328	(6,688)	(117)
Earnings from Equity Method Investee[9]	(10,466)	(10,162)	(12,360)
Pro-rate Share of Adjusted EBITDA from Equity Method Investee[10]	14,433	13,751	16,666
Adjusted EBITDA	**$203,930**	**$168,695**	**$151,821**
% Margin	*13.3%*	*11.4%*	*9.6%*

Note: Forterra changed the methodology for its calculation of Adjusted EBITDA in Q3 2018 to include the Adjusted EBITDA associated with Forterra's 50% ownership in the Concrete Pipe & Precast LLC joint venture, which is accounted for under the equity method of accounting. All amounts for periods prior to Q3 2018 were revised to reflect the current presentation in all subsequent public disclosures thereof, and have been similarly updated herein. Adjusted EBITDA for 2016, as calculated pursuant to the current methodology, has not been previously publicly disclosed and the change in methodology increased Adjusted EBITDA for the year ended 2016 by $3.2 million compared to the previously disclosed amount.

1 For purposes of evaluating segment profit, the Company's chief operating decision maker reviews EBITDA as a basis for making the decisions to allocate resources and assess performance.
2 Impairment or abandonment of long-lived assets and other exit charges.
3 Legal, valuation, accounting, advisory and other costs related to business combinations and other transactions.
4 Effect of the purchase accounting step-up in the value of inventory to fair value recognized in cost of goods sold as a result of business combinations.
5 Loss on divestiture of U.S. concrete and steel pressure pipe business, net of specific items for which adjustments are separately made elsewhere in the calculation of adjusted EBITDA presented herein.
6 Non-cash equity compensation expense.
7 Adjustments to the estimated value of the tax receivable agreement due primarily to the December 2017 Tax Cuts and Jobs Act.
8 Other includes one-time charges such as executive severance costs and (gains) losses from divestiture transactions.
9 Net income from Forterra's 50% ownership in the CP&P joint venture accounted for under the equity method of accounting.
10 Adjusted EBITDA from Forterra's 50% ownership in the CP&P joint venture. Calculated as CP&P net income adjusted primarily to add back Forterra's pro-rata portion of CP&P's depreciation and amortization and interest expense.

FORTERRA

30

RECONCILIATION OF LONG-TERM DEBT TO NET DEBT FOR FULL YEAR 2019 AND 2018 Reconciliation of Net Debt ($ in millions) December 31, 2019 December 31, 2018 Long-Term Debt $1,085.8 $1,176.1 Current Portion of Long-Term Debt 12.5 12.5 Carrying Value of Long-Term Debt $1,098.3 $1,188.6 Add: Debt Issuance Cost and Original Issuance Discount 25.1 34.3 Gross Value of Long-Term Debt $1,123.4 $1,222.9 Add: Short-Term Finance Lease Liabilities 16.5 16.4 Long-Term Finance Lease Liabilities 137.4 134.9 Less: Cash and Cash Equivalents (34.8) (35.8) Net Debt $1,242.5 $1,338.4 31 RECONCILIATION OF LONG-TERM DEBT TO NET DEBT FOR FULL YEAR 2019 AND 2018 Reconciliation of Net Debt ($ in millions) December 31, 2019 December 31, 2018 Long-Term Debt $1,085.8 $1,176.1 Current Portion of Long-Term Debt 12.5 12.5 Carrying Value of Long-Term Debt $1,098.3 $1,188.6 Add: Debt Issuance Cost and Original Issuance Discount 25.1 34.3 Gross Value of Long-Term Debt $1,123.4 $1,222.9 Add: Short-Term Finance Lease Liabilities 16.5 16.4 Long-Term Finance Lease Liabilities 137.4 134.9 Less: Cash and Cash Equivalents (34.8) (35.8) Net Debt $1,242.5 $1,338.4 31

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA GUIDANCE FOR FULL YEAR 2020 Full Year 2020 Guidance ($ in millions) Low High Net Income $2 $22 Interest Expense 88 88 Income Tax Expense 20 25 Depreciation and Amortization 95 95 Other Adjustments 5 10 Adjusted EBITDA $210 $240 32 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA GUIDANCE FOR FULL YEAR 2020 Full Year 2020 Guidance ($ in millions) Low High Net Income $2 $22 Interest Expense 88 88 Income Tax Expense 20 25 Depreciation and Amortization 95 95 Other Adjustments 5 10 Adjusted EBITDA $210 $240 32